UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2011

GREEN EQUITY HOLDINGS, INC.
(Exact Name of registrant as specified in charter)

Nevada	001-52396	20-2889663
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1015 W. Newport Center Drive
Suite 105
Deerfield Beach, FL 33442
(Address of Principal Executive Offices, Including Zip Code)

(954) 573-1709
(Registrant's Telephone Number, Including Area Code)

____________________________________
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)

Item 4.01. Change in Registrant's Certifying Accountant

Previous Independent Registered Public Accounting Firm

On November 28, 2011, the Board of Directors of Green Equity Holdings, Inc (the “Company” or “GEH”) learned that its independent auditor Jewett, Schwartz, Wolfe & Associates (“JSW”) ceased operations and dissolved its operations in the State of Florida in February 2011.

JSW reports on the Company’s financial statements for the years ended March 31, 2009 and March 31, 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. However, the reports for fiscal 2009 and 2010 were modified for substantial doubt as to the Company’s ability to continue as a going concern.

During the years ended March 31, 2009 and March 31, 2010, and through the date hereof, there were (1) no disagreements with JSW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of JSW, would have caused JSW to make reference to the subject matter of the disagreements in connection with its reports, and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Since JSW ceased operations and liquidated, no employees remain within JSW. Consequently, we attempted, but were unable, to request that JSW furnish us with a letter, pursuant to Item 304(a) of Regulation S-K, addressed to the SEC, stating whether or not it agrees with the above statements.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the notice of liquidation of JSW, the Board of Directors of the Company approved the engagement of Labrozzi & Company, P.A. (“LAB”) as GEH’s independent registered public accounting firm for the fiscal year ending March 31, 2011, as the Company does not have an audit committee. LAB was engaged on November 28, 2011.

During the years ended March 31, 2009 and March 31, 2010 and the subsequent interim period prior to retaining LAB (1) neither the Company nor anyone on its behalf consulted LAB regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(v) and (v), of Regulation S-K, and (2) LAB did not provide the Company with a written report or oral advice that they concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Green Equity Holdings, Inc.

December 02, 2011	By: /s/ Raimundo Dias
Raimundo Dias
Sole Director, President, CEO,
Chief Financial Officer and Controller